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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 4, 2006



                                AEROPOSTALE, INC.
             (Exact name of registrant as specified in its charter)




                   DELAWARE                                001-31314                          31-1443880
(State or other jurisdiction of incorporation)     (Commission File Number)       (IRS Employer Identification No.)


           112 WEST 34TH STREET, 22ND FLOOR, NEW YORK, NEW YORK 10120 (Address of principal executive offices, including Zip Code)


                                 (646) 485-5398
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                       ___________________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 7.01      REGULATION FD DISCLOSURE.

               On January 4, 2006 Aeropostale, Inc. issued a press release announcing their December 2005 sales results.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

            C) Exhibits

               99.1 Press release, dated January 4, 2006, announcing December 2005 sales results.

                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             Aeropostale, Inc.




                             /s/  Michael J. Cunningham
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                             Michael J. Cunningham
                             Executive Vice President -- Chief Financial Officer

Dated: January 4, 2006